Exhibit 13 (b)

                                            POWER OF ATTORNEY

                                             WITH RESPECT TO
                              ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                               (REGISTRANT)
                                                   AND

                                     ALLSTATE LIFE INSURANCE COMPANY
                                               (DEPOSITOR)

 The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and
Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-141909) of Allstate Financial Advisors Separate  Account I, as registrant, and
Allstate Life Insurance Company, as depositor,  and any amendments thereto, and to file the same, with exhibits and other  documents in connection therewith, with the Securities and Exchange Commission  or any other regulatory authority as may be necessary or desirable. I hereby  ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

 November 13, 2009

 /s/ MARK R. LANEVE
--------------------------
 Mark R. LaNeve
 Director

                                            POWER OF ATTORNEY

                                             WITH RESPECT TO
                              ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                               (REGISTRANT)
                                                   AND

                                     ALLSTATE LIFE INSURANCE COMPANY
                                               (DEPOSITOR)

 The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and
John C. Pintozzi and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-141909) of Allstate Financial Advisors Separate Account I, as registrant, and
Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other  documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

 November 13, 2009

 /s/ MATTHEW E. WINTER
--------------------------
 Matthew E. Winter
 Director and President